Exhibit 99.2

CLNN (NASDAQ) November 30, 2021

2 Forward Looking Statements This presentation contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results . Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates ; the clinical results for its drug candidates, which may not support further development or marketing approval ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval ; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved ; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs ; Clene’s reliance on third parties to conduct drug development, manufacturing and other services ; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates ; the impact of the COVID - 19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in Clene’s recently filed registration statement on Form S - 1 (filed July 22 , 2021 ), as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U . S . Securities and Exchange Commission . Clene undertakes no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . All information in this presentation is as of the date of presented or the date made publicly available . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation .

Neurons With High Energetic Demand Are At Increased Risk For Neurodegenerative Disease

Brain Energy Potential Declines With Normal Aging

~0.5% NAD+/NADH unit decline per decade

(~0.13 mV units per year by ^{31}P-MRS Imaging)


NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares= individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure


PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

3

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA . 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

CLENE NANOMEDICINE

CNM-Au8® | Catalytically-Active Nanocrystals

Intersection of Physics and Biology

CNM-Au8
Nanocrystal


10 NM

> 100 Trillion Nanocrystals per 60 mL Dose (At 30mg)

Clean Surfaced, Highly Faceted Shape Enhances Catalytic Activity



Electron Sharing Drives Catalytic Activity

Vertices, Edges, & Facets Key to Catalytic Activity

CNM-Au8
Catalytically Active Nanocrystal Suspension



Once Daily Oral Suspension

4

CLENE NANOMEDICINE

CNM - Au8 Nanocrystal Mecha ni s tic Effects Improved Energy Production and Utilization Promotes Neuroprotection and Remyelination CNM - Au8 | Improves Energy Production to Promote Neuroprotection and Remyelination 5

CNM-Au8 | Catalysis of NADH to NAD^+

Catalysis of NADH to NAD^+


UV-VIS Spectroscopy
Absorbance (OD)
2.5
2.0
1.5
1.0
0.5
0.0
200
300
400
500
600
NADH
CNM-Au8
t = 0 min
t = 10 min
t = 20 min
t = 30 min
t = 60 min

Wavelength

NAD⁺ & NADH Concentration vs. Time


Concentration (mM)
0.10
0.08
0.06
0.04
0.02
0.00
0
10
20
30
40
50
60
NADH
NAD+
NADH + NAD+

Time (min)

6

Data on File, Clene Nanomedicine, Inc. Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.

7 CNM - Au8 | Neuroprotection from Excitotoxic Glutamate Rat Primary Motor Neurons In Vitro Results

CNM - Au8 | ALS Neuroprotection in Human iPSCs Concentration (ng/mL) iPSC In Vitro Survival Results – SOD1 A4V Astrocytes with Human Motor Neuron 8 Ho et al.

CNM-Au8 | Survival in Human C9ORF72 iPSC Neurons

iPSC Derived Neurons *In Vitro* Results – Cortical Neurons (Forebrain)



C9ORF72 mutant neurons
Vehicle
30 ng/ml CNM-Au8
100 ng/ml CNM-Au8
300 ng/ml CNM-Au8
1000 ng/ml CNM-Au8
WT neurons
Vehicle
HR 3.35
p 1x10-9
***
Cumulative risk of death
0.00
0.04
0.08
0.12
0
50
100
150
200
Time (h)

Significant Survival Benefit

Reference	Treatment	HR (vs. vehicle)	p
C9ORF72 + vehicle	CNM-Au8 30ng/ml	0.36	1×10^{-8}
C9ORF72 + vehicle	CNM-Au8 100ng/ml	0.07	1×10^{-7}
C9ORF72 + vehicle	CNM-Au8 300ng/ml	0.21	4×10^{-14}
C9ORF72 + vehicle	CNM-Au8 1000ng/ml	0.26	4×10^{-11}

9

Data on File, Clene Nanomedicine, Inc.

First Patient First Visit 16 - Jan - 2020; 45 enrolled of 42 planned Phase 2 1 Study was powered for MUNIX primary endpoint based on 50% relative decrease in rate of MUNIX decline Neurophysiology MUNIX 1 10 Pulmonary Function Forced Vital Capacity Function & QoL ALSFRS - R, ALSSQOL - SF Disease Progression & Survival Design Overview

RESCUEALS | Pioneered Use of MUNIX Biomarker

Primary Endpoint: Spinal Cord Lower Motor Neuron Protection

MUNIX biomarker estimates the number of functioning lower motor neurons serving specific muscles


Motor Neuron
Spinal Cord
Motor Units
Muscle Fibers


Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Bulbar Onset ALS (Brainstem)
Limb Onset ALS (Spinal Cord)

11
CLENE NANOMEDICINE

| Evidence for Motor Neuron Protection Primary Endpoint (MUNIX %, LS Mean Change) All Randomized All Placebo Limited Rate of MUNIX Decline in Bulbar Onset 12 Data on File, Clene Nanomedicine, Inc. Limb Bulb ar Insufficient Spinal Cord Lower Motor Neuron Progression in Early Bulbar Trial Participants

RESCUEALS | MUNIX Biomarker Efficacy in Limb Onset

Primary Endpoint (MUNIX %, LS Mean Change, Limb Onset Subset)

Spinal Cord
Lower Motor Neuron
Motor Unit Index
(MUNIX) Sum

Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior



Pre-specified: Limb Onset



MUNIX(4) Sum Percent Change from Baseline
RESCUE-ALS Primary Endpoint
Mixed Model Repeat Measure (ITT Population, Limb Onset Subset)
LS Mean Difference
MUNIX(4) Sum Percent (%) Change (LS Mean)
(Sum of MUNIX Values for ADM, APB, BB, TA)
20
0
-20
-40
-60
Week-12 LS Mean
Week-24 LS Mean
Week-36 LS Mean
24.6 (CI: 1.4, 47.7)
p = 0.0385
46%
12.8 (CI: -7.6, 33.2)
p = 0.2087
45%
20.9 (CI: -2.2, 44.0)
p = 0.0741
CNM-Au8 30mg
Placebo
12
24
36
Weeks
(Post-Randomization)

	12	24	36
Active, n =	14	15	14
Placebo, n =	17	16	12

P-value is based on mixed model repeat measures with treatment, visit, treatment by visit interaction as fixed effects, and baseline value and ENCALS score as covariates. An unstructured covariance model was used.

13

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

| Significant Impact on ALSFRS - R Decline Exploratory (ALSFRS - R Responder Analysis, < 6 - point decline) All Randomized All Bu l b a r All Limb Sensitivity 14 Data on File, Clene Nanomedicine, Inc.

| Significantly Reduced Disease Progression Risk Exploratory Endpoint (Disease Progression) ALS Disease Progression defined as: • Death, or • Tracheostomy, or • Non - invasive ventilation, or • Gastrostomy tube All Bu l b a r All Limb Sensitivity 15 Data on File, Clene Nanomedicine, Inc.

16 | Impact on CAFS Progression to Wk36 Exploratory (Combined Assessment of Function & Survival) By Average of Summated Scores By Average of Ranks

| Potential Survival Signal Exploratory Endpoint (Observed Survival vs. Predicted) ENCALS Predicted 17 Data on File, Clene Nanomedicine, Inc. Observed Survival

| Well Tolerated & No Safety Signals (aspiration 18 Data on File, Clene Nanomedicine, Inc. • Most common TEAEs associated with CNM - Au8 pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2) Safety Summary • No CNM - Au8 related serious adverse events (SAEs) • No CNM - Au8 related drug discontinuations • No imbalances in treatment emergent adverse event (TEAEs) by system organ classification • TEAEs were predominantly mild - to - moderate and transient

Clene Inc. HQ & Clinical Development 6550 South Millrock Drive, Suite G50 Salt Lake City, UT 84121 R&D and Manufacturing 500 Principio Parkway, Suite 400 North East, MD 21901 © 2021 Clene Inc. Version: 30 - November - 2021